MERRILL LYNCH
                                                                MUNICIPAL
                                                                INTERMEDIATE
                                                                TERM FUND

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 2000

                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Important Tax Information (unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Intermediate Term Fund of the Merrill Lynch Municipal Series Trust during taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%-9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that during the next few months, US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy

At the beginning of the six-month period ended October 31, 2000, we continued to gradually restructure the Fund to have a more neutral duration in an effort to temper portfolio volatility. In doing so, our focus was to increase coupon income with the purchase of current and premium-couponed issues in the 15-year-20-year maturity range. We initially maintained this position into the period, but because of market appreciation, the duration of the Fund was reduced below what we considered neutral. Also, because of reduced new issuance, we believed that it would be prudent to return duration to a slightly higher level.

Looking ahead, we anticipate that we will maintain our current fully invested position in an effort to enhance shareholder income. We believe that any increase in duration will likely generate incremental yield to shareholders with limited associated increase in price volatility.

Fiscal Year in Review

For the 12-month period ended October 31, 2000, our focal point was the reduction of duration and the subsequent decrease in portfolio volatility. We also structured the Fund with bonds that we believed would enhance the Fund's tax-exempt income. We were successful in bringing the Fund to a more neutral duration during the course of the past 12 months. This strategy allowed the Fund's Class A, Class B, Class C and Class D Shares to achieve total returns of +7.80%, +7.35%, +7.45% and +7.69%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance can be found on pages 5-7 of this report to shareholders.)

In Conclusion

We thank you for your support of the Merrill Lynch Municipal Intermediate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and
Portfolio Manager

December 1, 2000


                                      2 & 3

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2000

PROXY RESULTS

During the six-month period ended October 31, 2000, Merrill Lynch Municipal Intermediate Term Fund shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on July 25, 2000. With respect to Proposal 3, the meeting was adjourned until December 20, 2000. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted
                                                                                      For
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:       Terry K. Glenn                    11,906,414
                                                Ronald W. Forbes                  11,913,861
                                                Cynthia A. Montgomery             11,901,730
                                                Charles C. Reilly                 11,900,188
                                                Kevin A. Ryan                     11,903,205
                                                Roscoe S. Suddarth                11,903,048
                                                Richard R. West                   11,906,411
                                                Arthur Zeikel                     11,907,198
                                                Edward D. Zinbarg                 11,900,595
-----------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted     Shares Voted    Shares Voted
                                                                              For            Against         Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                       11,549,550        132,692         470,606
-----------------------------------------------------------------------------------------------------------------------
3. To convert the Fund to "master/feeder" structure.                       Adjourned        Adjourned       Adjourned
-----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                Ten Years/
                                                                6 Month        12 Month      Since Inception   Standardized
As of October 31, 2000                                       Total Return    Total Return     Total Return     30-Day Yield
===========================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares              +5.35%           +7.80%           +83.55%        4.34%
---------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares              +5.08            +7.35            +77.75         4.07
---------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares              +5.08            +7.45            +36.37         4.07
---------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class D Shares              +5.19            +7.69            +38.21         4.24
===========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


                                     4 & 5

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2000

PERFORMANCE DATA (concluded)

Merrill Lynch Municipal Intermediate Term Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares & Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                          10/90           10/00
ML Municipal Intermediate Term Fund+--
Class A Shares*                                          $ 9,900         $18,173
ML Municipal Intermediate Term Fund+--
Class B Shares*                                          $10,000         $17,775
Lehman Brothers Municipal
Bond Index++                                             $10,000         $20,115

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 + ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                            % Return Without     % Return With
                                              Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/00                           +5.64%              +4.58%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                         +5.04               +4.82
--------------------------------------------------------------------------------
Ten Years Ended 9/30/00                          +6.26               +6.15
--------------------------------------------------------------------------------
 *     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                 % Return            % Return
                                                Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/00                              +5.31%             +4.31%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                            +4.70              +4.70
--------------------------------------------------------------------------------
Ten Years Ended 9/30/00                             +5.93              +5.93
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

Merrill Lynch Municipal Intermediate Term Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                        10/21/94**       10/00
ML Municipal Intermediate Term Fund+--
Class C Shares*                                          $10,000         $13,637
ML Municipal Intermediate Term Fund+--
Class D Shares*                                          $ 9,900         $13,684
Lehman Brothers Municipal
Bond Index++                                             $10,000         $15,163

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares graph is 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                 % Return           % Return
                                                Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/00                              +5.41%            +4.41%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                            +4.71             +4.71
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/00                +5.17             +5.17
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                            % Return Without     % Return With
                                              Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/00                           +5.53%               +4.48%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                         +4.93                +4.72
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/00             +5.41                +5.23
--------------------------------------------------------------------------------
 *    Maximum sales charge is 1%.
**    Assuming maximum sales charge.


                                     6 & 7

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P     Moody's     Face
STATE                  Ratings   Ratings    Amount   Issue                                                                   Value
====================================================================================================================================
Alaska--1.9%              AAA     Aaa      $ 2,250   Alaska Student Loan Corporation, Student Loan Revenue Bonds,
                                                     AMT, Series A, 5.65% due 7/01/2012 (b)                                 $  2,285
                          A1+     VMIG1+       300   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                     (Exxon Pipeline Company Project), VRDN, Series B, 4.55%
                                                     due 12/01/2033 (a)                                                          300
====================================================================================================================================
Arizona--1.9%             A1      VMIG1+       500   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                     Refunding (Southern California Edison Company), VRDN, Series A,
                                                     4.60% due 6/01/2035 (a)                                                     500
                          NR*     NR*        2,000   Mohave County, Arizona, IDA, IDR (North Star Steel Company Project),
                                                     AMT, 6.70% due 3/01/2020                                                  2,067
====================================================================================================================================
California--11.2%         BBB+    Baa1       5,730   California Statewide Communities Development Authority, COP
                                                     (Catholic Healthcare West), 6% due 7/01/2009                              5,859
                          AAA     Aaa        4,000   Oxnard, California, Financing Authority, Solid Waste
                                                     Revenue Bonds, AMT, 5.75% due 5/01/2010 (b)                               4,212
                          AAA     Aaa        5,000   Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75%
                                                     due 11/01/2014 (d)                                                        5,261
====================================================================================================================================
Colorado--3.2%            NR*     Aaa        4,180   Broomfield, Colorado, Open Space Park and Recreational Facilities,
                                                     COP, 5.75% due 12/01/2013 (b)                                             4,412
====================================================================================================================================
District of Columbia--    AAA     Aaa        5,000   District of Columbia, GO, Refunding, Series B, 5.50%
3.8%                                                 due 6/01/2013 (e)                                                         5,129
====================================================================================================================================
Georgia--3.9%             AAA     Aaa        5,000   Georgia State, GO, Series D, 5.80% due 11/01/2007                         5,356
====================================================================================================================================
Illinois--4.0%            AA-     A1         5,000   Illinois State Toll Highway Authority, Toll Highway Priority
                                                     Revenue Bonds, Series A, 6.30% due 1/01/2011                              5,517
====================================================================================================================================
Indiana--5.0%             AA-     NR*        6,325   Franklin Township, Indiana, School Building Corporation, Marion
                                                     County, First Mortgage Revenue Bonds, 6% due 7/15/2013                    6,821
====================================================================================================================================
Maine--1.2%               NR*     A          1,675   Maine Educational Loan Marketing Corporation, Student Loan Revenue
                                                     Refunding Bonds, AMT, 6.90% due 11/01/2003                                1,702
====================================================================================================================================
Massachusetts--7.8%       AA-     Aa2       10,000   Massachusetts State, Consolidated Loan, GO, Series C, 5.75%
                                                     due 10/01/2011                                                           10,726
====================================================================================================================================
Mississippi--1.9%         NR*     VMIG1+     2,600   Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A. Inc.
                                                     Project), VRDN, 4.55% due 12/01/2016 (a)                                  2,600
====================================================================================================================================
New Mexico--2.6%          A1+     P1           300   Farmington, New Mexico, PCR, Refunding (Arizona Public
                                                     Service Company), VRDN, Series A, 4.60% due 5/01/2024 (a)                   300
                          AA+     Aa2        3,000   New Mexico State Highway Commission, Tax Revenue Bonds,
                                                     Senior Sub-Lien, Series A, 6% due 6/15/2013                               3,220
====================================================================================================================================
New York--20.7%           A1+     VMIG1+     2,000   Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                     VRDN, Sub-Series 5, 4.60% due 5/01/2033 (a)                               2,000
                          AAA     Aaa        5,000   Metropolitan Transportation Authority, New York, Transit Facilities
                                                     Revenue Refunding Bonds, Series C, 5.125% due 7/01/2013 (e)               5,019
                          A       A2         5,000   New York City, New York, GO, Refunding, Series A, 6.50% due
                                                     5/15/2011                                                                 5,595
                                                     New York State Dormitory Authority, Revenue Refunding Bonds:
                          BBB+    Baa1       5,000     (Mount Sinai Health), Series A, 6% due 7/01/2009                        5,237
                          AAA     NR*        5,000     (State University Educational Facilities), Series 1989,
                                                        6% due 5/15/2013 (c)                                                   5,419
                          AAA     Aaa        5,000   Triborough Bridge and Tunnel Authority, New York Special Obligation
                                                     Revenue Refunding Bonds, Series A, 6% due 1/01/2019 (c)                   5,004
====================================================================================================================================
North Carolina--          A1+     NR*          450   Raleigh Durham, North Carolina, Airport Authority, Special Facility
0.3%                                                 Revenue Refunding Bonds (American Airlines Inc.), VRDN, Series B,
                                                     4.60% due 11/01/2015 (a)                                                    450
====================================================================================================================================
Ohio--2.0%                A1+     VMIG1+     1,100   Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                                                     VRDN, Series D, 4.60% due 1/01/2026 (a)                                   1,100
                          A1+     NR*        1,600   Ohio State, PCR, Refunding (Sohio Air Project), VRDN, 4.60% due
                                                     5/01/2022 (a)                                                             1,600
====================================================================================================================================
Oregon--8.1%              AAA     Aaa        5,475   Oregon State Department of Administrative Services, COP, Series A,
                                                     5.75% due 5/01/2011 (b)                                                   5,858
                          AAA     Aaa        5,000   Oregon State Department of Administrative Services, Lottery Revenue
                                                     Bonds, Series B, 5.75% due 4/01/2013 (e)                                  5,271
====================================================================================================================================
Pennsylvania--1.9%        A1+     NR*        2,600   Pennsylvania State Higher Educational Facilities Authority, Revenue
                                                     Refunding Bonds (Carnegie Mellon University), VRDN, Series C, 4.60%
                                                     due 11/01/2029 (a)                                                        2,600
====================================================================================================================================
Tennessee--1.2%           AA      Aa2        1,600   Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                                     Series 2-C, 5.85% due 7/01/2009                                           1,669
====================================================================================================================================
Texas--1.0%               A1+     NR*          300   Harris County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 4.60%
                                                     due 12/01/2025 (a)                                                          300
                          AAA     Aaa        1,000   Houston, Texas, Airport System Revenue Refunding Bonds, Sub-Lien,
                                                     AMT, Series A, 5.875% due 7/01/2012 (e)                                   1,051
====================================================================================================================================
Virginia--1.1%            AA+     Aa1        1,365   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                                     Sub-Series J-2, 6.45% due 1/01/2010                                       1,448
====================================================================================================================================
Washington--15.5%         NR*     Aa1        4,860   Pierce County, Washington, School District Number 416, White River,
                                                     GO, 6% due 12/01/2012                                                     5,253
                          AAA     Aaa        4,885   Port Seattle, Washington, Revenue Bonds, AMT, Series B, 6% due
                                                     2/01/2014 (c)                                                             5,217
                          AA      Aa2        5,000   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                                     due 10/01/2012                                                            5,371
                          AA+     Aa1        5,000   Washington State, GO, Series B, 6% due 1/01/2012                          5,364
====================================================================================================================================
Wisconsin--3.9%           AA      Aa2          285   Wisconsin Housing and Economic Development Authority, Home Ownership
                                                     Revenue Refunding Bonds, AMT, Series F, 7.40% due 7/01/2013                 297
                          AAA     Aaa        5,000   Wisconsin State Transportation Revenue Bonds, Series A, 5.50% due
                                                     7/01/2015 (d)                                                             5,086
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HDA   Housing Development Authority
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
PCR   Pollution Control Revenue Bonds
VRDN  Variable Rate Demand Notes


                                      8 & 9

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P     Moody's     Face
                       Ratings   Ratings    Amount   Issue                                                                   Value
===================================================================================================================================
Puerto Rico--0.8%         AA      Aa2      $ 1,000   Puerto Rico, Industrial, Tourist, Educational, Medical and
                                                     Environmental Control Facilities Revenue Bonds (Hospital de
                                                     la Concepcion), Series A, 6.375% due 11/15/2015                       $  1,094
===================================================================================================================================
                          Total Investments (Cost--$139,616)--104.9%                                                        143,570
                          Liabilities in Excess of Other Assets--(4.9%)                                                      (6,650)
                                                                                                                           --------
                          Net Assets--100.0%                                                                               $136,920
                                                                                                                           ========
===================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   FSA Insured.
 *    Not Rated.
 +    Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

              As of October 31, 2000
===================================================================================================================================
Assets:       Investments, at value (identified cost--$139,615,786) ...........................                       $ 143,569,835
              Cash ............................................................................                             310,445
              Receivables:
                Securities sold ...............................................................     $   2,974,038
                Interest ......................................................................         2,517,310
                Beneficial interest sold ......................................................            32,923         5,524,271
                                                                                                    -------------
              Prepaid registration fees and other assets ......................................                             107,378
                                                                                                                      -------------
              Total assets ....................................................................                         149,511,929
                                                                                                                      -------------
===================================================================================================================================
Liabilities:  Payables:
                Securities purchased ..........................................................        11,732,233
                Beneficial interest redeemed ..................................................           471,676
                Dividends to shareholders .....................................................           133,295
                Investment adviser ............................................................            61,835
                Distributor ...................................................................            15,259        12,414,298
                                                                                                    -------------
              Accrued expenses and other liabilities ..........................................                             177,522
                                                                                                                      -------------
              Total liabilities ...............................................................                          12,591,820
                                                                                                                      -------------
===================================================================================================================================
Net Assets:   Net assets ......................................................................                       $ 136,920,109
                                                                                                                      =============
===================================================================================================================================
Net Assets    Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:      of shares authorized ........................................................                        $     514,383
              Class B Shares of beneficial interest, $.10 par value, unlimited number
                 of shares authorized .........................................................                             463,632
              Class C Shares of beneficial interest, $.10 par value, unlimited number
                 of shares authorized .........................................................                              37,292
              Class D Shares of beneficial interest, $.10 par value, unlimited number
                 of shares authorized .........................................................                             347,829
              Paid-in capital in excess of par ................................................                         134,666,531
              Accumulated realized capital losses on investments--net .........................                            (658,087)
              Accumulated distributions in excess of realized capital gains on
                 investments--net .............................................................                          (2,405,520)
              Unrealized appreciation on investments--net .....................................                           3,954,049
                                                                                                                      -------------
              Net assets ......................................................................                       $ 136,920,109
                                                                                                                      =============
===================================================================================================================================
Net Asset     Class A--Based on net assets of $51,675,188 and 5,143,829 shares of beneficial
Value:           interest outstanding ........................................................                        $       10.05
                                                                                                                      =============
              Class B--Based on net assets of $46,570,726 and 4,636,316 shares of beneficial
                 interest outstanding ........................................................                        $       10.04
                                                                                                                      =============
              Class C--Based on net assets of $3,744,393 and 372,918 shares of beneficial
                 interest outstanding ........................................................                        $       10.04
                                                                                                                      =============
              Class D--Based on net assets of $34,929,802 and 3,478,292 shares of beneficial
                interest outstanding .........................................................                        $       10.04
                                                                                                                      =============
===================================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2000

STATEMENT OF OPERATIONS

                   For the Year Ended October 31, 2000
=======================================================================================================================
Investment         Interest and amortization of premium and discount earned .........                      $  7,568,348
Income:
=======================================================================================================================
Expenses:          Investment advisory fees .........................................     $    786,931
                   Account maintenance and distribution fees--Class B ...............          152,969
                   Professional fees ................................................           73,385
                   Accounting services ..............................................           70,941
                   Transfer agent fees--Class B .....................................           44,587
                   Transfer agent fees--Class A .....................................           37,805
                   Account maintenance fees--Class D ................................           36,365
                   Printing and shareholder reports .................................           27,761
                   Transfer agent fees--Class D .....................................           26,488
                   Registration fees ................................................           20,929
                   Custodian fees ...................................................           11,572
                   Account maintenance and distribution fees--Class C ...............           11,163
                   Trustees' fees and expenses ......................................           10,609
                   Pricing fees .....................................................            6,823
                   Transfer agent fees--Class C .....................................            3,450
                   Other ............................................................           38,537
                                                                                          ------------
                   Total expenses ...................................................                         1,360,315
                                                                                                           ------------
                   Investment income--net ...........................................                         6,208,033
                                                                                                           ------------
=======================================================================================================================
Realized &         Realized loss on investments--net ................................                          (658,087)
Unrealized Gain    Change in unrealized appreciation/depreciation on investments--net                         4,978,056
(Loss) on                                                                                                  ------------
Investments--Net:  Net Increase in Net Assets Resulting from Operations .............                      $ 10,528,002
                                                                                                           ============

=======================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year
                                                                                                 Ended October 31,
                                                                                          -----------------------------
                   Increase (Decrease) in Net Assets:                                         2000             1999
=======================================================================================================================
Operations:        Investment income--net ...........................................     $  6,208,033     $  7,030,037
                   Realized loss on investments--net ................................         (658,087)      (2,049,930)
                   Change in unrealized appreciation/depreciation on investments--net        4,978,056       (9,040,599)
                                                                                          ------------     ------------
                   Net increase (decrease) in net assets resulting from operations ..       10,528,002       (4,060,492)
                                                                                          ------------     ------------
=======================================================================================================================
Dividends &        Investment income--net:
Distributions to     Class A ........................................................       (2,331,976)      (2,740,214)
Shareholders:        Class B ........................................................       (2,126,580)      (2,391,903)
                     Class C ........................................................         (155,168)        (143,019)
                     Class D ........................................................       (1,594,309)      (1,754,901)
                   Realized gain on investments--net:
                     Class A ........................................................               --         (730,036)
                     Class B ........................................................               --         (725,291)
                     Class C ........................................................               --          (47,080)
                     Class D ........................................................               --         (491,912)
                   In excess of realized gain on investments--net:
                     Class A ........................................................               --         (880,561)
                     Class B ........................................................               --         (874,836)
                     Class C ........................................................               --          (56,786)
                     Class D ........................................................               --         (593,337)
                                                                                          ------------     ------------
                   Net decrease in net assets resulting from dividends and
                     distributions to shareholders ..................................       (6,208,033)     (11,429,876)
                                                                                          ------------     ------------
=======================================================================================================================
Beneficial         Net decrease in net assets derived from
Interest             beneficial interest transactions ...............................      (22,758,712)     (31,592,836)
Transactions:                                                                             ------------     ------------
=======================================================================================================================
Net Assets:        Total decrease in net assets .....................................      (18,438,743)     (47,083,204)
                   Beginning of year ................................................      155,358,852      202,442,056
                                                                                          ------------     ------------
                   End of year ......................................................     $136,920,109     $155,358,852
                                                                                          ============     ============
=======================================================================================================================

FINANCIAL HIGHLIGHTS

                                                                                                       Class A
                   The following per share data and ratios have been derived     -------------------------------------------------
                   from information provided in the financial statements.                 For the Year Ended October 31,
                                                                                 -------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                         2000      1999       1998      1997      1996
==================================================================================================================================
Per Share          Net asset value, beginning of year .......................    $  9.75   $ 10.60    $ 10.23   $  9.94    $ 10.00
Operating                                                                        -------   -------    -------   -------    -------
Performance:       Investment income--net ...................................        .44       .40        .43       .45        .48
                   Realized and unrealized gain (loss) on investments--net ..        .30      (.62)       .37       .29       (.06)
                                                                                 -------   -------    -------   -------    -------
                   Total from investment operations .........................        .74      (.22)       .80       .74        .42
                                                                                 -------   -------    -------   -------    -------
                   Less dividends and distributions:
                     Investment income--net .................................       (.44)     (.40)      (.43)     (.45)      (.48)
                     Realized gain on investments--net ......................         --      (.10)        --        --         --
                     In excess of realized gain on investments--net .........         --      (.13)        --        --         --
                                                                                 -------   -------    -------   -------    -------
                   Total dividends and distributions ........................       (.44)     (.63)      (.43)     (.45)      (.48)
                                                                                 -------   -------    -------   -------    -------
                   Net asset value, end of year .............................    $ 10.05   $  9.75    $ 10.60   $ 10.23    $  9.94
                                                                                 =======   =======    =======   =======    =======
==================================================================================================================================
Total Investment   Based on net asset value per share .......................       7.80%    (2.16%)     8.00%     7.59%      4.27%
Return:*                                                                         =======   =======    =======   =======    =======
==================================================================================================================================
Ratios to          Expenses .................................................        .80%      .80%       .74%      .79%       .81%
Average                                                                          =======   =======    =======   =======    =======
Net Assets:
                   Investment income--net ...................................       4.47%     3.97%      4.17%     4.40%      4.79%
                                                                                 =======   =======    =======   =======    =======
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...................    $51,675   $58,635    $73,769   $71,684    $30,353
Data:                                                                            =======   =======    =======   =======    =======
                   Portfolio turnover .......................................     210.04%   159.37%    174.64%   167.41%    146.82%
                                                                                 =======   =======    =======   =======    =======
==================================================================================================================================

            *     Total investment returns exclude the effects of sales charges.

                  See Notes to Financial Statements.


                                     12 & 13

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2000

   FINANCIAL HIGHLIGHTS (concluded)

                                                                                                       Class B
                    The following per share data and ratios have been derived  ----------------------------------------------------
                    from information provided in the financial statements.                For the Year Ended October 31,
                                                                               ----------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                     2000        1999       1998       1997       1996
===================================================================================================================================
Per Share           Net asset value, beginning of year ....................    $  9.75    $ 10.60    $ 10.23    $  9.93    $  10.00
Operating                                                                      -------    -------    -------    -------     -------
Performance:        Investment income--net ................................        .41        .37        .40        .41         .44
                    Realized and unrealized gain (loss) on investments--net        .29       (.62)       .37        .30        (.07)
                                                                               -------    -------    -------    -------     -------
                    Total from investment operations ......................        .70       (.25)       .77        .71         .37
                                                                               -------    -------    -------    -------     -------
                    Less dividends and distributions:
                      Investment income--net ..............................       (.41)      (.37)      (.40)      (.41)       (.44)
                      Realized gain on investments--net ...................         --       (.10)        --         --          --
                      In excess of realized gain on investments--net ......         --       (.13)        --         --          --
                                                                               -------    -------    -------    -------     -------
                    Total dividends and distributions .....................       (.41)      (.60)      (.40)      (.41)       (.44)
                                                                               -------    -------    -------    -------     -------
                    Net asset value, end of year ..........................    $ 10.04    $  9.75    $ 10.60    $ 10.23    $   9.93
                                                                               =======    =======    =======    =======    ========
===================================================================================================================================
Total Investment    Based on net asset value per share ....................       7.35%     (2.46%)     7.67%      7.35%       3.84%
Return:*                                                                       =======    =======    =======    =======    ========
===================================================================================================================================
Ratios to Average   Expenses ..............................................       1.12%      1.11%      1.06%      1.11%       1.13%
Net Assets                                                                     =======    =======    =======    =======    ========
                    Investment income--net ................................       4.16%      3.65%      3.86%      4.13%       4.47%
                                                                               =======    =======    =======    =======    ========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ................    $46,571    $54,559    $75,688    $94,552    $169,441
Data:                                                                          =======    =======    =======    =======    ========
                    Portfolio turnover ....................................     210.04%    159.37%    174.64%    167.41%     146.82%
                                                                               =======    =======    =======    =======    ========
===================================================================================================================================

                                                                                                       Class C
                    The following per share data and ratios have been derived  ----------------------------------------------------
                    from information provided in the financial statements.                For the Year Ended October 31,
                                                                               ----------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                     2000        1999       1998       1997       1996
===================================================================================================================================
Per Share           Net asset value, beginning of year ....................    $  9.74    $ 10.60    $ 10.23    $  9.93     $ 10.00
Operating                                                                      -------    -------    -------    -------     -------
Performance:        Investment income--net ................................        .41        .37        .40        .41         .44
                    Realized and unrealized gain (loss) on investments--net        .30       (.63)       .37        .30        (.07)
                                                                               -------    -------    -------    -------     -------
                    Total from investment operations ......................        .71       (.26)       .77        .71         .37
                                                                               -------    -------    -------    -------     -------
                    Less dividends and distributions:
                      Investment income--net ..............................       (.41)      (.37)      (.40)      (.41)       (.44)
                      Realized gain on investments--net ...................         --       (.10)        --         --          --
                      In excess of realized gain on investments--net ......         --       (.13)        --         --          --
                                                                               -------    -------    -------    -------     -------
                    Total dividends and distributions .....................       (.41)      (.60)      (.40)      (.41)       (.44)
                                                                               -------    -------    -------    -------     -------
                    Net asset value, end of year ..........................    $ 10.04    $  9.74    $ 10.60    $ 10.23     $  9.93
                                                                               =======    =======    =======    =======     =======
===================================================================================================================================
Total Investment    Based on net asset value per share ....................       7.45%     (2.58%)     7.65%      7.34%       3.82%
Return:*                                                                       =======    =======    =======    =======     =======
===================================================================================================================================
Ratios to Average   Expenses ..............................................       1.12%      1.12%      1.07%      1.13%       1.15%
Net Assets:                                                                    =======    =======    =======    =======     =======
                    Investment income--net ................................       4.16%      3.64%      3.85%      4.10%       4.44%
                                                                               =======    =======    =======    =======     =======
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ................    $ 3,744    $ 3,275    $ 5,116    $ 6,110     $ 8,313
Data:                                                                          =======    =======    =======    =======     =======
                    Portfolio turnover ....................................     210.04%    159.37%    174.64%    167.41%     146.82%
                                                                               =======    =======    =======    =======     =======
===================================================================================================================================

                                                                                                       Class D
                    The following per share data and ratios have been derived  ----------------------------------------------------
                    from information provided in the financial statements.                For the Year Ended October 31,
                                                                               ----------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                     2000        1999       1998       1997       1996
===================================================================================================================================
Per Share           Net asset value, beginning of year ....................    $  9.74    $ 10.60    $ 10.23    $  9.94     $ 10.00
Operating                                                                      -------    -------    -------    -------     -------
Performance:        Investment income--net ................................        .43        .39        .42        .44         .47
                    Realized and unrealized gain (loss) on investments--net        .30       (.63)       .37        .29        (.06)
                                                                               -------    -------    -------    -------     -------
                    Total from investment operations ......................        .73       (.24)       .79        .73         .41
                                                                               -------    -------    -------    -------     -------
                    Less dividends and distributions:
                      Investment income--net ..............................       (.43)      (.39)      (.42)      (.44)       (.47)
                      Realized gain on investments--net ...................         --       (.10)        --         --          --
                      In excess of realized gain on investments--net ......         --       (.13)        --         --          --
                                                                               -------    -------    -------    -------     -------
                    Total dividends and distributions .....................       (.43)      (.62)      (.42)      (.44)       (.47)
                                                                               -------    -------    -------    -------     -------
                    Net asset value, end of year ..........................    $ 10.04    $  9.74    $ 10.60    $ 10.23     $  9.94
                                                                               =======    =======    =======    =======     =======
===================================================================================================================================
Total Investment    Based on net asset value per share ....................       7.69%     (2.35%)     7.90%      7.48%       4.17%
Return:*                                                                       =======    =======    =======    =======     =======
===================================================================================================================================
Ratios to Average   Expenses ..............................................        .90%       .90%       .84%       .89%        .91%
Net Assets:                                                                    =======    =======    =======    =======     =======
                    Investment income--net ................................       4.37%      3.87%      4.07%      4.31%       4.68%
                                                                               =======    =======    =======    =======     =======
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ................    $34,930    $38,890    $47,869    $47,809     $ 8,375
Data:                                                                          =======    =======    =======    =======     =======
                    Portfolio turnover ....................................     210.04%    159.37%    174.64%    167.41%     146.82%
                                                                               =======    =======    =======    =======     =======
===================================================================================================================================

         *     Total investment returns exclude the effects of sales charges.

               See Notes to Financial Statements.


                                     14 & 15

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to timing differences in book/tax recognition of realized losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .55% on the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ...........................................   .20%             .10%
Class C ...........................................   .20%             .10%
Class D ...........................................   .10%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                        FAMD          MLPF&S
--------------------------------------------------------------------------------
Class A ...........................................     $26            $643
Class D ...........................................     $76            $725
--------------------------------------------------------------------------------

For the year ended October 31, 2000, MLPF&S received contingent deferred sales charges of $16,427 and $3 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000, were $280,267,576 and $295,137,713, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000, were as follows:

--------------------------------------------------------------------------------
                                                       Realized       Unrealized
                                                        Losses          Gains
--------------------------------------------------------------------------------
Long-term investments .................               $ (658,087)     $3,954,049
                                                      ----------      ----------
Total .................................               $ (658,087)     $3,954,049
                                                      ==========      ==========
--------------------------------------------------------------------------------

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $3,954,049, of which $3,961,316 related to appreciated securities and $7,267 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $139,615,786.


                                    16 & 17

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $22,758,712 and $31,592,836 for the years ended October 31, 2000 and October 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2000                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,631,150        $ 16,047,075
Shares issued to shareholders
in reinvestment of dividends ...........            163,691           1,612,284
                                                 ----------        ------------
Total issued ...........................          1,794,841          17,659,359
Shares redeemed ........................         (2,666,057)        (26,227,451)
                                                 ----------        ------------
Net decrease ...........................           (871,216)       $ (8,568,092)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 1999                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,712,913        $ 17,636,576
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            306,689           3,143,960
                                                 ----------        ------------
Total issued ...........................          2,019,602          20,780,536
Shares redeemed ........................         (2,961,472)        (30,092,122)
                                                 ----------        ------------
Net decrease ...........................           (941,870)       $ (9,311,586)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended October 31, 2000                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,187,329        $ 11,582,183
Shares issued to shareholders
in reinvestment of dividends ...........            139,028           1,368,865
                                                 ----------        ------------
Total issued ...........................          1,326,357          12,951,048
Automatic conversion of shares .........           (207,640)         (2,052,709)
Shares redeemed ........................         (2,079,934)        (20,413,858)
                                                 ----------        ------------
Net decrease ...........................           (961,217)       $ (9,515,519)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 1999                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            802,474        $  8,254,703
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            254,818           2,615,325
                                                 ----------        ------------
Total issued ...........................          1,057,292          10,870,028
Automatic conversion of shares .........           (137,966)         (1,398,296)
Shares redeemed ........................         (2,460,606)        (25,100,577)
                                                 ----------        ------------
Net decrease ...........................         (1,541,280)       $(15,628,845)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2000                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            198,711        $  1,938,912
Shares issued to shareholders
in reinvestment of dividends ...........             13,284             130,828
                                                   --------        ------------
Total issued ...........................            211,995           2,069,740
Shares redeemed ........................           (175,243)         (1,718,913)
                                                   --------        ------------
Net increase ...........................             36,752        $    350,827
                                                   ========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 1999                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................             92,988        $    942,941
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             18,330             188,016
                                                   --------        ------------
Total issued ...........................            111,318           1,130,957
Shares redeemed ........................           (257,964)         (2,639,330)
                                                   --------        ------------
Net decrease ...........................           (146,646)       $ (1,508,373)
                                                   ========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 2000                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            421,151        $  4,131,542
Shares issued to shareholders
in reinvestment of dividends ...........             81,118             798,632
Automatic conversion of shares .........            207,747           2,052,709
                                                 ----------        ------------
Total issued ...........................            710,016           6,982,883
Shares redeemed ........................         (1,222,576)        (12,008,811)
                                                 ----------        ------------
Net decrease ...........................           (512,560)       $ (5,025,928)
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 1999                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            489,473        $  5,089,465
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            131,541           1,348,494
Automatic conversion of shares .........            137,994           1,398,296
                                                 ----------        ------------
Total issued ...........................            759,008           7,836,255
Shares redeemed ........................         (1,284,204)        (12,980,287)
                                                 ----------        ------------
Net decrease ...........................           (525,196)       $ (5,144,032)
                                                 ==========        ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America, N.A. The Fund did not borrow under the facility during the year ended October 31, 2000.

6. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $2,878,000, of which $2,211,000 expires in 2007 and $667,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust (the "Fund") as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 5, 2000


                                    18 & 19

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011                                                         #10437--10/00

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